                               JOHN HANCOCK TRUST

                       SUPPLEMENT DATED SEPTEMBER 19, 2005

                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 2005

SUBADVISER MARKETING SUPPORT

     Subadvisers of John Hancock Trust (the "Trust") portfolios may from time to time provide marketing support for insurance products that offer the Trust as an underlying investment vehicle ("John Hancock Trust Insurance Products") through a variety of methods such as (a) permitting employees of the subadviser, including portfolio managers, to attend meetings with John Hancock and other sales personnel with the subadviser offsetting a portion of the cost of such meetings and (b) offsetting travel and other expenses of the subadviser's wholesalers that support John Hancock Trust Insurance Products. All such subadviser marketing support is voluntary and not all subadvisers provide such support. Certain of the subadvisers also managed proprietary mutual funds that are used as investment options by John Hancock pension products and such marketing support also relates to these pension products. Subadviser marketing support payments are not a factor that the Adviser considers when selecting or terminating subadvisers for Trust portfolios. For the period January 1, 2005 through June 30, 2005, the total amount of all such payments made by subadvisers was approximately $859,000.